                  COUNTRYWIDE MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of March 30, 2007
(this "Agreement"), is entered into between Countrywide Commercial Real Estate
Finance, Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the
"Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of April 1, 2007 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, Wachovia Bank, National
Association and Wells Fargo Bank, National Association as master servicers
(each, in such capacity, a "Master Servicer"), LNR Partners, Inc. as special servicer (the "Special Servicer") and LaSalle Bank National Association as
trustee (the "Trustee"). Capitalized terms used but not defined herein
(including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of March 30, 2007 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), Credit Suisse
Securities (USA) LLC ("Credit Suisse") and Morgan, Stanley & Co. Incorporated
("Morgan Stanley"); Merrill Lynch, Countrywide Securities, Credit Suisse and
Morgan Stanley, collectively, in such capacity, the "Underwriters"), whereby the
Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the
"Publicly-Offered Certificates"). The Purchaser has also entered into a
Certificate Purchase Agreement, dated as of March 30, 2007 (the "Certificate
Purchase Agreement"), with Merrill Lynch for itself and as representative of
Countrywide Securities (together in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining
Certificates (such Certificates, the "Private Certificates").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1.  Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $758,734,492 (the "Countrywide Mortgage Loan
Balance") (subject to a variance of plus or

minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Countrywide Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the
"Cut-off Date Pool Balance") of $2,145,926,360 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on April
12, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 101.60048% of the
Countrywide Mortgage Loan Balance as of the Cut-off Date, plus (ii)
$1,353,029.08, which amount represents the amount of interest accrued on the
Countrywide Mortgage Loan Balance, as agreed to by the Seller and the Purchaser.

            The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2.  Conveyance of Mortgage Loans.

            (a)   Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Servicing Rights Purchase Agreement (as defined in Section
6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and
Servicing Agreement.

            (b)   The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

            (c)   The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the
Closing Date, the documents and instruments specified below with respect to each
Mortgage Loan that are Specially Designated Mortgage Loan Documents and (ii) on
or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a

                                        2

"Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the Closing Date. The
Mortgage File with respect to each Mortgage Loan that is a Serviced Trust
Mortgage Loan shall contain the following documents:

            (i)     (A) the original executed Mortgage Note for the subject
      Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such
      Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto
      (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-6, Commercial Mortgage
      Pass-Through Certificates, Series 2007-6, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

            (ii)    an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case
      (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii)   an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office)
      with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv)    an original executed assignment, in recordable form (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b)
      any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject
      Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle
      Bank National Association, as trustee for the registered holders of ML-CFC
      Commercial Mortgage Trust 2007-6, Commercial Mortgage Pass-Through
      Certificates, Series 2007-6 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-6, Commercial Mortgage
      Pass-Through Certificates, Series 2007-6, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

            (v)     an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2007-6, Commercial Mortgage Pass-Through Certificates, Series 2007-6 (or,
      in the case of a Loan Combination, in favor of LaSalle Bank National
      Association, as trustee for the registered holders of ML-CFC Commercial
      Mortgage Trust 2007-6, Commercial Mortgage Pass-Through Certificates,
      Series 2007-6, and in its

                                        3

      capacity as lead lender on behalf of the holder of the related Non-Trust
      Loan(s)) , or in blank;

            (vi)    originals or copies of any consolidation, assumption,
      substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

            (vii)   the original or a copy of the policy or certificate of
      lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii)  any filed copies or other evidence of filing of any prior
      UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing
      Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2007-6, Commercial Mortgage Pass-Through Certificates, Series 2007-6, as
      assignee (or, in the case of a Loan Combination, in favor of LaSalle Bank
      National Association, as trustee for the registered holders of ML-CFC
      Commercial Mortgage Trust 2007-6, Commercial Mortgage Pass-Through
      Certificates, Series 2007-6, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank;

            (ix)    an original or a copy of any Ground Lease, guaranty or
      ground lessor estoppel;

            (x)     an original or a copy of any intercreditor agreement
      relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

            (xi)    an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original from to the Trustee, but rather to the applicable Master Servicer), in each case relating to the subject Mortgage
      Loan;

            (xii)   with respect to a Mortgage Loan secured by a hospitality
      property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

            (xiii)  if such Trust Mortgage Loan is part of a Loan Combination, an original or a copy of the related Loan Combination Intercreditor
      Agreement.

                                        4

            The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            (d)   The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 180 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided, that in those instances where the public recording office retains the original assignment of
Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

            (e)   All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer in connection with its duties under the
Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the
Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master Servicer (or, at the direction of such Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

            The Seller agrees to use reasonable efforts to deliver to the
Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage

                                        5

loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

            (f)   The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            (g)   On or before the Closing Date, the Seller shall provide to the applicable Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the
CMSA Loan Setup File, the CMSA Loan Periodic Update File, the CMSA Operating
Statement Analysis Report and the CMSA Property File.

            SECTION 3.  Representations, Warranties and Covenants of Seller.

            (a)   The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i)     The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and the
      Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and
      (assuming the due authorization, execution and delivery hereof by the
      Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii)   The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's certificate of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1)
      to ensure the enforceability of this Agreement or (2) for the Seller to perform its duties and obligations under this Agreement, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
      Seller or its properties or materially and adversely affect its performance hereunder.

                                        6

            (iv)    The Seller is not in default with respect to any order or
      decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (v)     The Seller is not a party to or bound by any agreement or
      instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

            (vi)    No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
      Agreement or the consummation of the transactions contemplated by this
      Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

            (vii)   None of the sale of the Mortgage Loans by the Seller, the
      transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
      Loans.

            (viii)  There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the
      Seller of its obligations under this Agreement.

            (ix)    Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
      Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
      Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
      Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
      Seller.

                                        7

            (x)     The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage
      Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB. For purpose of this Agreement, "Regulation AB"
      shall mean Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17
      C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities,
      Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7,
      2005)) or by the staff of the Commission, or as may be provided by the
      Commission or its staff from time to time.

            (b)   The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

            (c)   If the Seller receives written notice of a Document Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the
REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or
Breach, provided the Seller receives such notice in a timely manner), if such
Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected
Mortgage Loan (which, for the purposes of this clause (i), shall include an REO
Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing
Agreement) not later than the end of such 90-day period or (ii) substitute a
Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the
Closing Date) and pay the applicable Master Servicer for deposit into its
Collection Account any Substitution Shortfall Amount in connection therewith;
provided, however, that, unless the Document Defect or Breach would cause the
Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or
Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s) such Document Defect or
Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional

                                        8

90-day period; and provided, further, that no Document Defect (other than with respect to the Specially Designated Mortgage Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage
Loan, defending and claim asserted by any Mortgagor or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed
Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller;
provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan
(that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any
Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to (i) the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the
Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (ii) the consent of the Controlling Class Representative (if one is then acting), which consent shall not be unreasonably withheld or delayed. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor.
For a period of two years from the Closing Date, so long as there remains any
Mortgage File relating to a Mortgage Loan as to

                                        9

which there is any uncured Document Defect or Breach known to the Seller that existed as of the Closing Date, the Seller shall provide, once every 90 days, the officer's certificate to the Trustee described above as to the reason(s)
such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan (for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on the
Seller's right to cure a Document Defect as set forth in this Section 3). The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 180th day following the Closing Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such
Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective
Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such
Crossed Loans in accordance with the Mortgage Loan documents, or, if the related
Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of
Counsel that such modification shall not cause an Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

            Notwithstanding any of the foregoing provisions of this Section
3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with

                                       10

respect to one or more Mortgaged Properties with respect to a Mortgage Loan, the
Seller shall not be obligated to repurchase or substitute the Mortgage Loan if
(i) the affected Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property(ies) are, in fact, released) and to the extent not covered by the applicable release price (if any) required under the related
Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee or
the Trust Fund in connection with such release, (ii) the remaining Mortgaged
Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a
REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC
Provisions and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the
Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the
Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d)   In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase
Price (as defined in the Pooling and Servicing Agreement) or Substitution
Shortfall Amount(s), as applicable, in the applicable Master Servicer's
Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of

                                       11

them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

            (e)   This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

            SECTION 4.  Representations, Warranties and Covenants of the
Purchaser. In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents, warrants and covenants for the benefit of the
Seller as of the date hereof that:

            (a)   The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware and the
Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b)   This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                                       12

            (c)   The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B)
violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for the Purchaser to perform its duties and obligations under this Agreement or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the
Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d)   The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (e)   Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (f)   Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as
a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

            (g)   There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the
Purchaser to enter into and/or perform under the terms of this Agreement.

            (h)   The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                                       13

            SECTION 5.  Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Thacher Proffitt & Wood LLP on the Closing Date. The Closing shall be subject to each of the following conditions:

            (a)   All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

            (b)   All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)   The Seller shall have delivered and released to the Trustee
(or a Custodian on its behalf) and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the
Trustee and such Master Servicer pursuant to Section 2 of this Agreement;

            (d)   All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e)   The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

            (f)   One or more letters from the independent accounting firm of
Ernst & Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus (as defined in Section 6(d) of this Agreement) and Prospectus
Supplement (as defined in Section 6(d) of this Agreement), respectively, shall have been delivered; and

            (g)   The Seller shall have executed and delivered concurrently
herewith that certain Indemnification Agreement, dated as of March 30, 2007, among the Seller, Merrill Lynch Mortgage Lending, Inc., the Purchaser, the
Underwriters and the Initial Purchasers.

      Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6.  Closing Documents. The Closing Documents shall consist of the following:

            (a)   (i) This Agreement duly executed by the Purchaser and the
Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the

                                       14

applicable Master Servicer (such agreement(s), individually or collectively, as the case may be, the "Servicing Rights Purchase Agreement");

            (b)   An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c)   An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d)   An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that
(i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Free Writing
Prospectus, as of the Time of Sale or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus
Supplement and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans, in the light of the circumstances under which they were made, not misleading.

            The "Specified Portions" of the Free Writing Prospectus shall consist of Annex A-1 to the Free Writing Prospectus, entitled "Certain
Characteristics of the Mortgage Loans" (insofar as the information contained in
Annex A-1 relates to the Mortgage Loans sold by the

                                       15

Seller hereunder), Annex A-2 to the Free Writing Prospectus, entitled "Certain
Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Free Writing Prospectus entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex A-3 to the Free Writing Prospectus, entitled "242 Baker Avenue
Amortization Schedule", Annex C to the Free Writing Prospectus, entitled
"Preliminary Structural and Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Free Writing Prospectus (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the Free Writing Prospectus (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and
Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Offering Prospectus--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of Offering Prospectus--The
Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related
to the Mortgage Loans", "Description of the Mortgage Pool" and "Transaction
Participants--The Sponsors" and "Affiliations and Certain Relationships and
Related Transactions".

            The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 to the Prospectus Supplement, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus
Supplement, entitled "Certain Statistical Information Regarding the Mortgage
Loans" (insofar as the information contained in Annex A-2 relates to the
Mortgage Loans sold by the Seller hereunder), Annex B to the Prospectus
Supplement entitled "Certain Characteristics Regarding Multifamily Properties"
(insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex A-3 to the Free Writing Prospectus, entitled "242 Bates Avenue Amortization Schedule", Annex C to the Prospectus
Supplement, entitled "Description of the Ten Largest Mortgage Loans" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the
Seller hereunder), the CD-ROM which accompanies the Prospectus Supplement
(insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the
Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and
Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Prospectus Supplement--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of Prospectus Supplement--The
Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related
to the Mortgage Loans", "Description of the Mortgage Pool" and "Transaction
Participants--The Sponsors" and "Affiliations and Certain Relationships and
Related Transactions".

            The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

                                       16

            For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

            "Free Writing Prospectus" means the Offering Prospectus dated March
19, 2007 (the "March 2007 Free Writing Prospectus"), and relating to the
Publicly-Offered Certificates;

            "Memorandum" means the confidential Private Placement
Memorandum dated March 30, 2007, and relating to the Private Certificates;

            "Prospectus" means the prospectus dated March 19, 2007.

            "Prospectus Supplement" means the prospectus supplement dated March
30, 2007, that supplements the Prospectus and relates to the Publicly-Offered
Certificates; and

            "Time of Sale" means March 30, 2007, at 2:15 p.m.

            (e)   Each of: (i) the resolutions of the Seller's board of
directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) an original or a copy of a certificate of good standing of the Seller issued by the State of California not earlier than 30 days prior to the Closing Date;

            (f)   A written opinion of counsel for the Seller relating to
organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial
Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating
Agencies; and

            (g)   Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the Closing Date.

            SECTION 7.  Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

            SECTION 8.  Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of

                                       17

the UCC of the applicable jurisdiction; (ii) the conveyance provided for in
Section 2 of this Agreement shall be deemed to be a grant by the Seller to the
Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section
3.19(a) of the Pooling and Servicing Agreement to offset Prepayment Interest
Shortfalls), from time to time held or invested in the applicable Master
Servicer's Collection Account, the Distribution Account or, if established, the
REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v)
notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee)
holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the
Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing
Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

            SECTION 9.  Notice of Exchange Act Reportable Events. The Seller
hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form
10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of
Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Item 1117 or 1119 of Regulation AB or
Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two (2)
business days following the occurrence of such event if such event is reportable under Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust will terminate upon the Trustee's filing a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities
Exchange Act of 1934, as amended (the "1934 Act") have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d)
of the 1934 Act.

                                       18

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT
AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO
SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW
YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW
YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO
HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY
IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR
OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY.

            SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party

                                       19

that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the

                                       20

property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing
Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed Loan Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and covering all the Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

                           [SIGNATURE PAGES TO FOLLOW]

                                       21

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER
                                        COUNTRYWIDE COMMERCIAL REAL ESTATE
                                        FINANCE, INC.

                                        By: /s/ Jerry Y. Hirschkorn
                                            ----------------------------------
                                            Name: Jerry Y. Hirschkorn
                                            Title: First Vice President

                                        PURCHASER
                                        MERRILL LYNCH MORTGAGE INVESTORS,
                                         INC.

                                        By: /s/ David M. Rodgers
                                            ----------------------------------
                                            Name: David M. Rodgers
                                            Title: Vice President

                  COUNTRYWIDE MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

Seller:

Address for Notices:

Countrywide Commercial Real Estate Finance, Inc.
4500 Park Granada CH-143
Calabasas, California 91302
Attention: Marlyn Marincas.

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitizations

and

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1.    Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2.    Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust
Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has
validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the
Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3.    Payment Record. No scheduled payment of principal and/or
interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in March 2007, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

            4.    Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or

encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"):
(a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b)
covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer); (c)
exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related
Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized
Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan
Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the
current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5.    Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. The related
Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non-Trust Loan

                                       I-2

with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related
Assignment of Leases.

            6.    Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) March 5, 2007 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage
Loan, (ii) waived, modified or altered any material term of such Mortgage Loan,
(iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the
Seller or a servicer on its behalf.

            7.    Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such
Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a)
none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8.    Title Insurance. Each Mortgaged Property securing a Mortgage
Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal

                                       I-3

amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a
Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such
Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related
Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9.    No Holdback. The proceeds of each Mortgage Loan have been
fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10.   Mortgage Provisions. The Mortgage Loan documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged
Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related
Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

            11.   Trustee under Deed of Trust. If the Mortgage for any Mortgage
Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such
Mortgage Loan.

            12.   Environmental Conditions. Except in the case of the Mortgaged
Properties identified on Annex B hereto (as to which properties the only environmental

                                       I-4

investigation conducted in connection with the origination of the related
Mortgage Loan related to asbestos-containing materials and lead-based paint),
(a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting
ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d)
either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related
Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan

                                       I-5

require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the
Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged
Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the
Mortgagor in connection with such Mortgage Loan.

            13.   Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i)
bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14.   Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the

                                       I-6

equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types.
Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such
Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the
Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the full insurable value of the related Mortgaged Property or (2) the maximum amount of insurance available. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged
Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South
Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged
Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced)
without at least 10 days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date
Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related

                                       I-7

Mortgaged Property or payment of amounts due under the Mortgage Loan; and
provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

            Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15.   Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16.   Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17.   Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18.   Leasehold Estate. If any Mortgage Loan is secured by the
interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

            (i)     such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be

                                       I-8

      encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related
      Mortgage in accordance with the provisions of such Ground Lease;

            (ii)    the related lessee's leasehold interest in the portion of
      the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
      Encumbrances;

            (iii)   upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground
      Lease has not been terminated and all amounts owed thereunder have been paid;

            (iv)    such Ground Lease is in full force and effect, and, to the
      Seller's knowledge, no material default has occurred under such Ground
      Lease;

            (v)     such Ground Lease requires the lessor thereunder to give
      notice of any default by the lessee to the mortgagee under such Mortgage
      Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (vi)    the mortgagee under such Mortgage Loan is permitted a
      reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (vii)   such Ground Lease either (i) has an original term which
      extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage
      Loan;

            (viii)  such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

                                       I-9

            (ix)    under the terms of such Ground Lease and the related
      Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either
      (i) to the repair or restoration of all or part of the related Mortgaged
      Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses
      (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (x)     such Ground Lease does not impose any restrictions on
      subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged
      Property is located at the time of the origination of such Mortgage Loan;
      and

            (xi)    such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19.   Qualified Mortgage. Each Mortgage Loan is a "qualified
mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each
Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either
(1) the fair market value of the interest in real property which secures such
Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage
Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage
Loan. If the Mortgage Loan identified on the Mortgage Loan Schedule by property name Mesirow Financial Building is amended within 90 days of the Startup Day of
REMIC I to change its Anticipated Repayment Date to its Stated Maturity Date as
permitted in Section 3.20(e) of the Pooling and Servicing Agreement, that
Mortgage Loan, as modified, will be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code.

            20.   Advancement of Funds. In the case of each Mortgage Loan,
neither the Seller nor, to the Seller's knowledge, any prior holder of such
Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged
Property (other than (a) amounts paid by the tenant as

                                      I-10

specifically provided under a related lease or by the property manager or (b)
application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the
Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related
Mortgage Note.

            21.   No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment
Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

            22.   Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23.   Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24.   No Mechanics' Liens. As of the date of origination, each
Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and

                                      I-11

materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii)
no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25.   Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26.   Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27.   Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28.   Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
"government securities" within the meaning of Section 2(a)(16) of the Investment
Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related
Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and
provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29.   Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the

                                      I-12

Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company
Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30.   Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related
Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating
Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage
Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

            31.   Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32.   Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33.   No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the
Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34.   Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35.   Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the

                                      I-13

Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

            36.   Whole Loan. Each Mortgage Loan is a whole loan and not a
participation interest in a mortgage loan.

            37.   Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            38.   ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its
Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39.   Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related

                                      I-14

information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing or recording of UCC Financing Statements are required in order to effect such perfection.

            40.   Prepayment Premiums and Yield Maintenance Charges. Prepayment
Premiums and Yield Maintenance Charges payable with respect to each Mortgage
Loan, if any, constitute "customary prepayment penalties" within meaning of
Treasury Regulations Section 1.860G-1(b)(2).

            41.   Commencement of Amortization. Unless such Mortgage Loan
provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD
Loan, prior to its Anticipated Repayment Date.

            42.   Servicing Rights. Except as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43.   Recourse. The related Mortgage Loan documents contain
provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the
Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            44.   Assignment of Collateral. There is no material collateral
securing any Mortgage Loan that is not being assigned to the Purchaser.

            45.   Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

            46.   Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be

                                      I-15

delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents
(which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47.   Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

            48.   Grace Period. With respect to each Mortgage Loan, the related
Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than 15 days from the applicable Due Date or five (5)
days from notice to the related Mortgagor of the default.

            49.   Disclosure to Environmental Insurer. If the Mortgaged Property
securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

            (i)     has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

            (ii)    has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50.   No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51.   Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52.   Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or

                                      I-16

indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

            53.   Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-17

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

                                     I-A-18

           ML-CFC 2007-6 EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                        OF THE COUNTRYWIDE MORTGAGE LOANS

            Representation numbers referred to below relate to the corresponding
Mortgage Loan representations and warranties set forth in Schedule I to the
Mortgage Loan Purchase Agreement for Countrywide.

            Note: The Mortgage Loans known as 601 W. Street Parking
Lot-Baltimore, identified on Annex A-1 by ID # 133 have an Indemnity Deed of
Trust structure. The related borrowers under such Mortgage Loans executed and delivered the related notes to the lender and are obligated to make payments thereunder. The related property owners for such Mortgage Loans have guaranteed all amounts payable by the borrowers under the related notes, which guaranties are secured by indemnity deeds of trust in favor of the lender. With respect to the above referenced Mortgage Loans, certain of the representations regarding the borrowers refer to the property owners of the related Mortgaged Property as well.

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ANNEX A-1
  ID #      MORTGAGE LOAN                 EXCEPTION
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EXCEPTIONS TO REPRESENTATION 10:          MORTGAGE PROVISIONS.
--------------------------------------------------------------------------------
            Various                       All of the exceptions made to
                                          representation number 14 regarding
                                          terrorism insurance are incorporated
                                          herein by reference as if made herein.
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EXCEPTIONS TO REPRESENTATION 14:          INSURANCE.
--------------------------------------------------------------------------------
            Various                       With respect to VARIOUS COUNTRYWIDE
                                          MORTGAGE LOANS, (i) for so long as the
                                          Terrorism Risk Insurance Act of 2002
                                          ("TRIA") is in effect (including any
                                          extensions), the lender is required to
                                          accept terrorism insurance which
                                          covers against "covered acts" as
                                          defined by TRIA and (ii) the borrower
                                          is required to maintain terrorism
                                          insurance (a) to the extent such
                                          coverage is available at commercially
                                          reasonable rates, and/or (b) only that
                                          amount which may be purchased up to a
                                          specified premium amount. In addition,
                                          in the event of a casualty where the
                                          borrower does not rebuild, the
                                          insurance policies generally provide
                                          that the proceeds will be reduced for
                                          depreciation.
--------------------------------------------------------------------------------
    4       Blackpoint Puerto Rico        The lender approved the borrower's
            Retail Portfolio              insurance carrier (Seguros Triple S)
                                          so long as such carrier retains a
                                          claims paying ability of at least
                                          A-:VII by
--------------------------------------------------------------------------------

                                     I-A-19

--------------------------------------------------------------------------------
ANNEX A-1
  ID #      MORTGAGE LOAN                 EXCEPTION
--------------------------------------------------------------------------------
                                          A.M. Best Company.
--------------------------------------------------------------------------------
   15       Retreat at the Park           The Mortgage Loan documents provide
            Apartments                    that the borrower's insurance policies
                                          must provide for an aggregate
                                          deductible per loss for all policies
                                          not in excess of $100,000.
--------------------------------------------------------------------------------
   57       331 N Street                  The lender approved the tenant's
                                          insurance coverage so long as the
                                          tenant maintains a BBB credit rating
                                          or its equivalent.
--------------------------------------------------------------------------------
   63       Hampton Inn Daytona Beach     The lender agreed to accept future
                                          windstorm insurance coverage with a
                                          deductible of 5% or more, provided the
                                          lender receives a letter of credit for
                                          the full amount of such deductible.
--------------------------------------------------------------------------------
   70       Best Western Busch Gardens    The lender agreed to accept the
                                          borrower's 90% coinsurance limit. In
                                          addition, the borrower does not pay
                                          its annual premium in full because it
                                          has entered into a finance contract
                                          with its insurance agent.
--------------------------------------------------------------------------------
   74       Mesirow Financial Building    The Mortgage Loan documents provide
                                          that as long as the lease with the
                                          single tenant exists, the borrower is
                                          obligated to maintain coverage
                                          required under the lease. The lease
                                          does not require terrorism insurance.
                                          However, terrorism insurance is
                                          currently in place for the Mortgaged
                                          Property.
--------------------------------------------------------------------------------
   103      8th and Washington Retail     The borrower's windstorm coverage is
                                          limited to $1,000,000. Any amount of
                                          losses sustained due to windstorm
                                          damage in excess of this limit is
                                          recourse to both the borrower and the
                                          Mortgage Loan sponsor.
--------------------------------------------------------------------------------
   133      601 W. Street Parking         The borrower is not required to
            Lot-Baltimore                 maintain terrorism insurance coverage.
--------------------------------------------------------------------------------
   143      150 Texas Avenue              Terrorism insurance is not required
                                          under the related Mortgage Loan
                                          documents. The borrower, however, does
                                          have terrorism insurance in place.
                                          Windstorm insurance is not required by
                                          the related Mortgage Loan documents
                                          and has not been
--------------------------------------------------------------------------------

                                     I-A-20

--------------------------------------------------------------------------------
ANNEX A-1
  ID #      MORTGAGE LOAN                 EXCEPTION
--------------------------------------------------------------------------------
                                          obtained.
--------------------------------------------------------------------------------

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EXCEPTIONS TO REPRESENTATION 17:          LOCAL LAW COMPLIANCE.
--------------------------------------------------------------------------------
   127      Vesper Ave Apartments         The property is legal non-conforming
                                          due to insufficient parking. The
                                          borrower obtained law and ordinance
                                          insurance coverage but such coverage
                                          is limited to $50,000.
--------------------------------------------------------------------------------
   142      6th Avenue Buildings -        The facade of one of the buildings at
            Birmingham                    the Mortgaged Property encroaches
                                          approximately a foot and a half into
                                          the city's right of way and is thus
                                          legal non-conforming. Title insurance
                                          for the Mortgaged Property contains
                                          affirmative coverage protecting
                                          against the forced removal of the
                                          building and the facade could be moved
                                          without the building losing any
                                          rentable space.
--------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION 18:          MATERIAL LEASEHOLD ESTATE
--------------------------------------------------------------------------------
   63       Hampton Inn Daytona Beach     (viii) The ground lessor must approve
                                          any designee of the lender if the
                                          ground lessor is required to enter
                                          into a new Ground Lease with a
                                          designee of the lender upon
                                          termination of the lease for any
                                          reason. The ground lessor's approval
                                          shall not be unreasonably withheld.
--------------------------------------------------------------------------------
   97       GE Building                   (v) The Ground Lease is silent
                                          regarding the effectiveness of the
                                          lender not receiving notice of
                                          termination of the Ground Lease.
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EXCEPTIONS TO REPRESENTATION 23:          OTHER MORTGAGE LIENS.
--------------------------------------------------------------------------------
    4       Blackpoint Puerto Rico        The Mortgage Loan is part of a loan
            Retail Portfolio              combination and is
                                          cross-collateralized with the related
                                          B-Note loan that is outside the
                                          Mortgage Pool. Under circumstances
                                          described in the related co-lender
                                          agreement, the related B-note loan may
                                          convert to a pari passu A-Note.
--------------------------------------------------------------------------------

                                     I-A-21

--------------------------------------------------------------------------------
ANNEX A-1
  ID #      MORTGAGE LOAN                 EXCEPTION
--------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION 26:          LICENSES AND PERMITS.
--------------------------------------------------------------------------------
   26       Genesis Rubicon GSA           The borrower does not have a final
            Portfolio                     certificate of occupancy for one of
                                          the Mortgaged Properties known as the
                                          Poteau property.
--------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION 27:          CROSS-COLLATERALIZATION.
--------------------------------------------------------------------------------
    4       Blackpoint Puerto Rico        The Mortgage Loan is part of a loan
            Retail Portfolio              combination and is
                                          cross-collateralized with the related
                                          B-Note loan that is outside the
                                          Mortgage Pool. Under circumstances
                                          described in the related co-lender
                                          agreement, the related B-Note loan may
                                          convert to a pari passu A-Note.
--------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION 28:          RELEASES OF MORTGAGED PROPERTY.
--------------------------------------------------------------------------------
    4       Blackpoint Puerto Rico        Certain designated non-income
            Retail Portfolio              producing outparcels may be released
                                          upon satisfaction of certain
                                          conditions, including among other
                                          things, payment of 75% of the greater
                                          of (i) the land value, as evidenced by
                                          an appraisal or (ii) the net sale
                                          proceeds in connection with a sale of
                                          the designated outparcel to an
                                          unaffiliated third-party purchaser,
                                          into the supplemental working capital
                                          reserve.
--------------------------------------------------------------------------------
   31       Bandera Festival Shopping     The Mortgage Loan documents permit the
            Center                        partial release of an undeveloped
                                          portion of the property upon
                                          satisfaction of certain conditions,
                                          including among other things, the
                                          release property is a separate tax
                                          parcel, the release property is
                                          conveyed to entity other than the
                                          borrower, no tenant relocates to the
                                          release property and the release
                                          property is not income producing.
--------------------------------------------------------------------------------
   60       Cardinal Glass Distribution   The Mortgage Loan documents permit the
                                          partial release of an unimproved
                                          portion of the property upon
                                          satisfaction of certain conditions,
                                          including among other things, the
                                          release property is conveyed to an
                                          entity other than the borrower and is
                                          non-income producing. Additionally,
                                          the borrower must not have any
                                          outstanding mezzanine
--------------------------------------------------------------------------------

                                     I-A-22

--------------------------------------------------------------------------------
ANNEX A-1
  ID #      MORTGAGE LOAN                 EXCEPTION
--------------------------------------------------------------------------------
                                          debt at the time of such partial
                                          release.
--------------------------------------------------------------------------------
   90       Lennox International, Inc.    The Mortgage Loan documents permit the
                                          partial release of an unimproved
                                          portion of the property upon
                                          satisfaction of certain conditions,
                                          including among other things, the
                                          release property is conveyed to an
                                          entity other than the borrower and is
                                          non-income producing. Additionally,
                                          the borrower must not have any
                                          outstanding mezzanine debt at the time
                                          of such partial release.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXCEPTION TO REPRESENTATION 31:           FIXED RATE LOANS
--------------------------------------------------------------------------------
   143      150 Texas Avenue              The Mortgage Loan has a fixed rate of
                                          interest through the 10th year of the
                                          related loan term and thereafter have
                                          floating rates based on an index
                                          specified in the related note. The
                                          Mortgage Loan documents provide that
                                          the floating interest rate must be at
                                          least as high as the original fixed
                                          interest rate.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION 34:          DUE-ON SALE.
--------------------------------------------------------------------------------
            All Countrywide Mortgage      The Countrywide Mortgage Loan
            Loans                         documents permit, without consent of
                                          the lender, the transfer (i) of more
                                          than 49% of the total direct or
                                          indirect equity interest in the
                                          borrower or any indirect or direct
                                          equity interest that results in a
                                          change of control of the borrower, or
                                          (ii) of all or substantially all of
                                          the Mortgaged Property, in each case,
                                          to another party (the "Transferee
                                          Borrower"), provided that prior to
                                          such sale or transfer certain of the
                                          following conditions are met: (a) the
                                          payment of a transfer fee (in most
                                          cases) by the borrower, (b) reasonable
                                          approval by the lender of the
                                          identity, experience, financial
                                          condition, creditworthiness, single
                                          purpose nature and bankruptcy
                                          remoteness of the Transferee Borrower
                                          and the replacement guarantors and
                                          indemnitors, (c) the delivery of
                                          acceptable documentation as
--------------------------------------------------------------------------------

                                     I-A-23

--------------------------------------------------------------------------------
ANNEX A-1
  ID #      MORTGAGE LOAN                 EXCEPTION
--------------------------------------------------------------------------------
                                          may be reasonably required by the
                                          lender from the borrower, the
                                          Transferee Borrower, guarantor and the
                                          replacement guarantors and indemnitors
                                          (including, without limitation,
                                          assumption documents), (d) delivery of
                                          the opinion letters relating to such
                                          transfer (including, without
                                          limitation, tax, bankruptcy and REMIC
                                          opinions) in form and substance
                                          reasonably satisfactory to the lender
                                          in the lender's reasonable discretion,
                                          (e) delivery of title endorsement
                                          acceptable to the lender and (f)
                                          payment from the borrower of all
                                          reasonable expenses incurred by the
                                          lender in connection with such
                                          transfer, including, without
                                          limitation, the lender's reasonable
                                          attorneys fees and expenses, all
                                          recording fees, and all fees payable
                                          to the Title Company for the delivery
                                          to lender of title endorsements. With
                                          respect to certain of the Countrywide
                                          Mortgage Loans, the Mortgage Loan
                                          documents permit, without consent,
                                          transfers (w) that result in no change
                                          in the managerial control of the
                                          borrower, (x) among existing
                                          principals, even if there is a change
                                          in control, (y) that accommodate a
                                          1031 exchange or reverse 1031 or (z)
                                          with respect to Mortgage Loans to
                                          tenant-in-common borrowers, transfers
                                          among and to additional
                                          tenant-in-common borrowers.

                                          In addition the Countrywide Mortgage
                                          Loan documents generally provide that
                                          in determining whether the transfer of
                                          equity interests in the borrower is a
                                          permitted transfer not requiring the
                                          lender's prior consent, such
                                          determination is made by looking to
                                          transfers of "direct or indirect",
                                          "legal or beneficial equity interests"
                                          (rather than solely a direct equity
                                          transfer in the borrower resulting in
                                          a change of control under this
                                          Representation) and limits such
                                          transfers to an aggregate 49% interest
                                          that does not result in a change of
                                          control of the borrower. Also, the
                                          Countrywide Mortgage Loan documents
                                          permit transfers of non-material
                                          leases or material leases that are
                                          approved by lender. With respect to
                                          any borrower that is not a single
                                          purpose entity, such borrower and/or
                                          its direct or indirect owners may
--------------------------------------------------------------------------------

                                     I-A-24

--------------------------------------------------------------------------------
ANNEX A-1
  ID #      MORTGAGE LOAN                 EXCEPTION
--------------------------------------------------------------------------------
                                          not be prohibited from incurring other
                                          debt.
--------------------------------------------------------------------------------
    6       Steuart Industrial            The Mortgage Loan documents permit,
            Portfolio                     without lender consent, transfers of
                                          direct or indirect equity interests in
                                          the borrower to or among any member of
                                          the Steuart Control Group, such group
                                          consisting of Guy T. Steuart, II,
                                          Leonard P. Steuart, II and Frank T.
                                          Steuart, or any entity controlled by
                                          such individuals provided no such
                                          transfer results in a change in
                                          control of the borrower unless control
                                          is vested in a member of the Steuart
                                          Control Group.
--------------------------------------------------------------------------------
   41       JAMA Riverwalk Center         The Mortgage Loan documents permit
                                          transfers of 75% or less of the
                                          ownership interests in the borrower to
                                          Jamestown Area Medical Associates or
                                          to physicians that are tenants at the
                                          Mortgaged Property provided that such
                                          transfers do not include managing
                                          members and do not result in a change
                                          in (1) control of the borrower or (2)
                                          the day-to-day decision making and
                                          operation of the borrower or the
                                          Mortgaged Property.
--------------------------------------------------------------------------------
   74       Mesirow Financial Building    Any transfer or sale of the tenant's
                                          stock is a permitted transfer. The
                                          tenant is a 100% indirect equity owner
                                          of the borrower.
--------------------------------------------------------------------------------

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For a list of Mortgage Loans with existing related mezzanine debt, see attached
Schedule A.
--------------------------------------------------------------------------------
For a list of Mortgage Loans that permit mezzanine debt in the future, see attached Schedule B.
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The following Mortgage Loans documents permit secured subordinate debt:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The following Mortgage Loan documents permit unsecured subordinate debt:
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   28       Bayview Shoppes               The borrower is permitted to incur
                                          unsecured subordinate debt from its
                                          affiliates.
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                                     I-A-25

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ANNEX A-1
  ID #      MORTGAGE LOAN                 EXCEPTION
--------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION 35:          SINGLE PURPOSE ENTITY.
--------------------------------------------------------------------------------
   77       Bermuda Ranch Storage         One of the tenant-in-common borrowers
                                          is not a single purpose entity.
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EXCEPTIONS TO REPRESENTATION 39:          SECURITY INTERESTS.
--------------------------------------------------------------------------------
   143      150 Texas Avenue              UCC financing statements have been
                                          filed and recorded only in the local
                                          jurisdiction where the related
                                          Mortgaged Property is located.
--------------------------------------------------------------------------------

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EXCEPTIONS TO REPRESENTATION 43:          RECOURSE.
--------------------------------------------------------------------------------
   77       Bermuda Ranch Storage         Each tenant-in-common co-borrower and
                                          related guarantor has several
                                          liability for its guaranteed
                                          obligations.
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EXCEPTIONS TO REPRESENTATION 45:          FEE SIMPLE INTEREST.
--------------------------------------------------------------------------------
 Various    Certain Countrywide Loans     With respect to any Mortgage Loan in
                                          which the interest encumbered under
                                          the Mortgage is the overlapping fee
                                          and leasehold interest in the entire
                                          Mortgaged Property (and as such,
                                          treated as a fee interest in the
                                          Mortgaged Property), such Mortgage
                                          Loan is not the subject of
                                          representation 18 and such Mortgage
                                          Loan is not being listed here as an
                                          exception to this representation 45.
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EXCEPTION TO REPRESENTATION 47:           OPERATING STATEMENTS.
--------------------------------------------------------------------------------
   70       Best Western Busch Gardens    The borrower is permitted to provide
                                          semi-annual operating statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXCEPTION TO REPRESENTATION 53:           ORIGINATION OF THE MORTGAGE LOANS.
--------------------------------------------------------------------------------
   143      150 Texas Avenue              The Mortgage Loan was originated by
                                          Impac Commercial Capital Corporation
                                          and purchased by
--------------------------------------------------------------------------------

                                     I-A-26

--------------------------------------------------------------------------------
ANNEX A-1
  ID #      MORTGAGE LOAN                 EXCEPTION
--------------------------------------------------------------------------------
                                          Countrywide prior to securitization.
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                                     I-A-27

                                   Schedule A
           List of Mortgage Loans with related existing Mezzanine Debt

--------------------------------------------------------------------------------
                                                 ORIGINAL         INTERCREDITOR
ANNEX A-1                                        MEZZANINE          AGREEMENT
  ID #      MORTGAGED PROPERTY NAME              DEBT BALANCE      (YES OR NO)
--------------------------------------------------------------------------------
   16       Crossings at Canton                  $ 4,850,000           Yes
--------------------------------------------------------------------------------
   26       Genesis Rubicon GSA Portfolio        $ 5,018,500           Yes
--------------------------------------------------------------------------------
   31       Bandera Festival Shopping Center     $   562,500           Yes
--------------------------------------------------------------------------------
   52       Bear Creek Apts - Phase I            $   624,000           Yes
--------------------------------------------------------------------------------
   65       Deering Manor Apartments             $   465,000           Yes
--------------------------------------------------------------------------------
   88       Bellevue Land Apartments             $   375,000           Yes
--------------------------------------------------------------------------------

                                     I-A-28

                                   Schedule B
            List of Mortgage Loans that permit future Mezzanine Debt

--------------------------------------------------------------------------------
                                                                   INTERCREDITOR
ANNEX A-1                                  MAXIMUM      MINIMUM      AGREEMENT
  ID #           MORTGAGED PROPERTY        LTV RATIO     DSCR       (YES OR NO)
--------------------------------------------------------------------------------
    4          Blackpoint Puerto Rico         NA        1.05x(1)        Yes
                  Retail Portfolio
--------------------------------------------------------------------------------
    6       Steuart Industrial Portfolio      85%       1.07x           Yes
--------------------------------------------------------------------------------
   15           Retreat at the Park           80%       1.20x           Yes
                     Apartments
--------------------------------------------------------------------------------
   52            Bear Creek Apts -            90%       1.07x           Yes
                     Phase I(2)
--------------------------------------------------------------------------------
   60       Cardinal Glass Distribution       80%(3)    1.15x(3)        Yes
--------------------------------------------------------------------------------
   70        Best Western Busch Gardens       85%       1.20x           Yes
--------------------------------------------------------------------------------
   90       Lennox International, Inc(4)      80%(3)    1.15x(3)        Yes
--------------------------------------------------------------------------------
   97               GE Building               80%(3)    1.15x(3)        Yes
--------------------------------------------------------------------------------
   103       8th and Washington Retail        70%       1.40x           Yes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

_____________________________

(1) At least 1.10x before mezzanine debt.

(2) Future mezzanine debt is only permitted upon an assumption of the Mortgage
Loan by a new borrower.

(3) With respect to each Mortgage Loan, the related Mortgaged Property must, prior to incurring the related mezzanine debt, have a LTV ratio of not more than
90% and a DSCR of at least 1.07x.

(4) The tenant must have exercised its expansion option (pursuant to its lease)
in order for the borrower to incur future mezzanine debt.

                             ANNEX B (TO SCHEDULE I)

     MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS
 CONDUCTED IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE
       WITH RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

NONE.

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

NONE.

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                                                                                           PROPERTY
LOAN #   LOAN GROUP   PROPERTY NAME                                         LOAN / PROPERTY   ORIGINATOR   TYPE
-------------------------------------------------------------------------------------------------------------------------------

   4         1        Blackpoint Puerto Rico Retail                         Loan              CRF          Retail
 4.01        1        Bayamon Oeste                                         Property          CRF          Retail
 4.02        1        Dorado Del Mar                                        Property          CRF          Retail
 4.03        1        Guaynabo - Los Jardines                               Property          CRF          Retail
 4.04        1        San Lorenzo                                           Property          CRF          Retail
 4.05        1        Toa Baja - Los Dominicos                              Property          CRF          Retail
 4.06        1        Caguas Community                                      Property          CRF          Retail
   6         1        Steuart Industrial Portfolio                          Loan              CRF          Industrial
 6.01        1        Andre                                                 Property          CRF          Industrial
 6.02        1        Foxfire                                               Property          CRF          Industrial
 6.03        1        Keystone                                              Property          CRF          Industrial
 6.04        1        American                                              Property          CRF          Industrial
 6.05        1        Mespa                                                 Property          CRF          Industrial
 6.06        1        Chase                                                 Property          CRF          Industrial
 6.07        1        Vaughn                                                Property          CRF          Industrial
 6.08        1        Juliad                                                Property          CRF          Industrial
 6.09        1        Enterprise                                            Property          CRF          Industrial
  6.1        1        Piedmont                                              Property          CRF          Industrial
   9         1        Doubletree Nashville                                  Loan              CRF          Hospitality
  12         1        River Front Center                                    Loan              CRF          Retail
  13         1        230 Congress Street                                   Loan              CRF          Office
  14         1        Lakeside Market                                       Loan              CRF          Retail
  15         2        Retreat at the Park Apartments                        Loan              CRF          Multifamily
  16         2        Crossings at Canton                                   Loan              CRF          Multifamily
  19         2        Emerald Place                                         Loan              CRF          Multifamily
  21         1        HEB Marketplace                                       Loan              CRF          Retail
  26         1        Genesis Rubicon GSA Portfolio                         Loan              CRF          Office
 26.01       1        Balch Springs                                         Property          CRF          Office
 26.02       1        McAlester                                             Property          CRF          Office
 26.03       1        Hot Springs                                           Property          CRF          Office
 26.04       1        St. Louis                                             Property          CRF          Office
 26.05       1        Bryan                                                 Property          CRF          Office
 26.06       1        Marshall                                              Property          CRF          Office
 26.07       1        Denton                                                Property          CRF          Office
 26.08       1        Poteau                                                Property          CRF          Office
 26.09       1        Fayetteville                                          Property          CRF          Office
 26.1        1        Knoxville                                             Property          CRF          Office
 26.11       1        Chattanooga                                           Property          CRF          Office
 26.12       1        Harrison                                              Property          CRF          Office
  28         1        Bayview Shops                                         Loan              CRF          Retail
  29         1        Towne Plaza Development                               Loan              CRF          Mixed Use
  31         1        Bandera Festival Shopping Center                      Loan              CRF          Retail
  41         1        JAMA Riverwalk Center                                 Loan              CRF          Office
  45         1        Blackbob Marketplace                                  Loan              CRF          Retail
  47         1        242 Baker Avenue                                      Loan              CRF          Office
  48         1        Fairfield Inn - La Guardia                            Loan              CRF          Hospitality
  49         1        ReMax - Oak Park                                      Loan              CRF          Retail
  50         1        Residence Inn Loveland                                Loan              CRF          Hospitality
  52         2        Bear Creek Apts - Phase I                             Loan              CRF          Multifamily
  54         2        Woodstone Apartments                                  Loan              CRF          Multifamily
  57         1        331 N St. NE                                          Loan              CRF          Industrial
  58         1        Hampton Inn - Oneonta                                 Loan              CRF          Hospitality
  60         1        Cardinal Glass Distribution                           Loan              CRF          Industrial
  61         1        Hampton Inn - San Marcos                              Loan              CRF          Hospitality
  63         1        Hampton Inn - Daytona Beach                           Loan              CRF          Hospitality
  65         2        Deering Manor Apartments                              Loan              CRF          Multifamily
  70         1        Best Western Busch Gardens                            Loan              CRF          Hospitality
  72         1        Encino Self Storage                                   Loan              CRF          Self Storage
  74         1        Mesirow Financial Building                            Loan              CRF          Office
             1        La Quinta Inn McAllen & Country Inn Suites -McAllen   Crossed           CRF          Hospitality
  75         1        La Quinta Inn McAllen                                 Loan              CRF          Hospitality
  76         1        Country Inn Suites -McAllen                           Loan              CRF          Hospitality
  77         1        Bermuda Ranch Storage                                 Loan              CRF          Self Storage
  78         1        Town Center Oaks Shopping Center                      Loan              CRF          Retail
  81         1        Starview Mobile Home Park                             Loan              CRF          Manufactured Housing
  88         2        Bellevue Land Apartments                              Loan              CRF          Multifamily
  90         1        Lennox International, Inc                             Loan              CRF          Industrial
  97         1        GE Building                                           Loan              CRF          Industrial
  98         1        Breckenridge VIII                                     Loan              CRF          Industrial
  99         1        Able-Calvine Self Storage                             Loan              CRF          Self Storage
  100        1        Cannon Crossing                                       Loan              CRF          Retail
  101        1        Pioneer Center                                        Loan              CRF          Mixed Use
  103        1        8th and Washington Retail                             Loan              CRF          Retail
  104        1        Comfort Suites Tech Center South                      Loan              CRF          Hospitality
  105        1        800 Cypress Creek                                     Loan              CRF          Office
  107        1        Bomatic Building                                      Loan              CRF          Industrial
  108        1        Shoppes at Flight Deck                                Loan              CRF          Retail
  109        1        Office Depot Plaza                                    Loan              CRF          Retail
  112        1        Statewide Self Storage                                Loan              CRF          Self Storage
  116        1        Regent Acres Mobile Home Park                         Loan              CRF          Manufactured Housing
  117        1        Cannery Shopping Center                               Loan              CRF          Retail
  119        1        Cedar Village Retail                                  Loan              CRF          Retail
  121        1        International Blvd. Storage                           Loan              CRF          Self Storage
  122        1        Laurel Highlands                                      Loan              CRF          Manufactured Housing
  123        2        Terrace Villa Apts                                    Loan              CRF          Multifamily
  124        1        AA Self Storage                                       Loan              CRF          Self Storage
  126        1        Phoenix Medical Pavilions                             Loan              CRF          Office
  127        2        Vesper Ave Apartments                                 Loan              CRF          Multifamily
  128        1        Airport Warehouse & Distribution                      Loan              CRF          Industrial
  129        1        Rancho Simi Plaza                                     Loan              CRF          Retail
  130        1        Shops on Spring Cypress                               Loan              CRF          Retail
  131        1        290/Jones Road                                        Loan              CRF          Retail
  132        1        Sierra View MHC                                       Loan              CRF          Manufactured Housing
  133        1        601 W. Street Parking Lot - Baltimore                 Loan              CRF          Land
  134        1        Shoppes of Paris                                      Loan              CRF          Retail
  135        1        519 11th Street - DC Office                           Loan              CRF          Mixed Use
  136        1        Ameri-Guard Storage Center                            Loan              CRF          Self Storage
  137        1        Haywood Shopping Center                               Loan              CRF          Retail
  138        1        Acadia Shopping Center - Thibodaux                    Loan              CRF          Retail
  139        2        Long Leaf MHP                                         Loan              CRF          Manufactured Housing
  140        1        A Better Storage Solution                             Loan              CRF          Self Storage
  141        1        PNC Bank - Ground Lease                               Loan              CRF          Land
  142        1        6th Avenue Buildings - Birmingham                     Loan              CRF          Office
  143        1        150 Texas Avenue                                      Loan              CRF          Industrial
  144        1        Autozone - Connellsville, PA                          Loan              CRF          Retail

LOAN #   STREET ADDRESS                                       CITY               COUNTY                  STATE    ZIP CODE
--------------------------------------------------------------------------------------------------------------------------

   4     Various                                              Various            N/A                    PR        Various
 4.01    P.R. No. 2 Hato Tejas                                Bayamon            N/A                    PR        959
 4.02    P.R. 693 Dorado                                      Dorado             N/A                    PR        646
 4.03    State Road No. 20, Km. 3.5                           Guaynabo           N/A                    PR        969
 4.04    P.R. No. 183, Km. 1.0                                San Lorenzo        N/A                    PR        754
 4.05    Los Dominicos Avenue and Levittown Boulevard         Levittown          N/A                    PR        949
 4.06    Gautier Benitez Avenue and Georgetti Street          Caguas             N/A                    PR        725
   6     Various                                              Various            Various                Various   Various
 6.01    9906 Fallard Court, Condo Unit A                     Upper Marlboro     Prince Georges         MD        20772
 6.02    15025-15027, 15041-15061 Farm Creek Drive            Woodbridge         Prince William         VA        22191
 6.03    15481 Farm Creek Drive                               Woodbridge         Prince William         VA        22191
 6.04    15311-15381 Farm Creek Drive                         Woodbridge         Prince William         VA        22191
 6.05    14920-14970 Farm Creek Drive                         Woodbridge         Prince William         VA        22191
 6.06    15015 Farm Creek Drive                               Woodbridge         Prince William         VA        22191
 6.07    15005 Farm Creek Drive                               Woodbridge         Prince William         VA        22191
 6.08    115 & 119 Juliad Court                               Fredericksburg     Stafford               VA        22406
 6.09    14850-14858 Farm Creek Drive                         Woodbridge         Prince William         VA        22191
  6.1    14883-14887 Persistence Drive                        Woodbridge         Prince William         VA        22191
   9     315 Fourth Avenue North                              Nashville          Davidson               TN        37219
  12     350-448 State Route 3                                Clifton            Passaic                NJ        7014
  13     230 Congress Street                                  Boston             Suffolk                MA        2110
  14     5801 Preston Road                                    Plano              Collin                 TX        75093
  15     1600 Fillmore Street                                 Denver             Denver                 CO        80206
  16     8375 Honeytree Boulevard                             Canton             Wayne                  MI        48187
  19     40300 Washington Street                              Bermuda Dunes      Riverside              CA        92201
  21     5601 Bandera Road                                    Leon Valley        Bexar                  TX        78238
  26     Various                                              Various            Various                Various   Various
 26.01   2300 Dunson Drive                                    Balch Springs      Dallas                 TX        75180
 26.02   912 South George Nigh                                McAlester          Pittsburg              OK        74501
 26.03   112 Corporate Terrace                                Hot Springs        Garland                AR        71913
 26.04   11753 West Florissant Avenue                         Florissant         Saint Louis            MO        63033
 26.05   2120 West Briargate Drive                            Bryan              Brazos                 TX        77802
 26.06   1509 Sedberry Street                                 Marshall           Harrison               TX        75670
 26.07   2201 Colorado Boulevard                              Denton             Denton                 TX        76205
 26.08   1306 Tarby Road                                      Poteau             LeFlore                OK        74953
 26.09   2887 Point Circle Drive                              Fayetteville       Washington             AR        72703
 26.1    324 Prosperity Drive                                 Knoxville          Knox                   TN        37922
 26.11   2150 Stein Drive                                     Chattanooga        Hamilton               TN        37421
 26.12   131 Industrial Park Road                             Harrison           Boone                  AR        72601
  28     175 Avenue A                                         Bayonne            Hudson                 NJ        7002
  29     1001 Towne Avenue                                    Los Angeles        Los Angeles            CA        90021
  31     7723 Guilbeau Road                                   San Antonio        Bexar                  TX        78250
  41     15 South Main Street                                 Jamestown          Chautauqua             NY        14701
  45     13600 Blackbob Road                                  Olathe             Johnson                KS        66062
  47     242 Baker Avenue                                     Concord            Middlesex              MA        1742
  48     28-66 College Point Boulevard                        Flushing           Queens                 NY        11354
  49     700-706 Lindero Canyon Road                          Oak Park           Ventura                CA        91377
  50     5450 McWhinney Boulevard                             Loveland           Larimer                CO        80538
  52     1600 Bear Creek Lane                                 Petoskey           Emmet                  MI        49770
  54     1503 East Park Avenue                                Valdosta           Lowndes                GA        31602
  57     331 N Street Northeast                               Washington         District of Columbia   DC        20002
  58     225 River Street                                     Oneonta            Otsego                 NY        13820
  60     2200 Rock Street                                     Hudson             Saint Croix            WI        54016
  61     106 Interstate 35 North                              San Marcos         Hays                   TX        78666
  63     1715 West International Speedway Boulevard           Daytona Beach      Volusia                FL        32114
  65     2712 Hopkins Road                                    Richmond           Richmond City          VA        23234
  70     3001 University Center Drive                         Tampa              Hillsborough           FL        33612
  72     18019 and 18025 Ventura Boulevard                    Encino             Los Angeles            CA        91316
  74     1500 South Lakeside Drive                            Bannockburn        Lake                   IL        60015
         Various                                              Pharr              Hidalgo                TX        78577
  75     4603 North Cage Boulevard                            Pharr              Hidalgo                TX        78577
  76     4607 North Cage Boulevard                            Pharr              Hidalgo                TX        78577
  77     590 East Silverado Ranch Boulevard                   Las Vegas          Clark                  NV        89123
  78     2615 George Busbee Parkway                           Kennesaw           Cobb                   GA        30144
  81     4775 North Sherman Street                            Mount Wolf         York                   PA        17347
  88     3935 Chamberlayne Avenue                             Richmond           Henrico                VA        23227
  90     215 Metropolitan Drive                               West Columbia      Lexington              SC        29170
  97     13118 Webre Road                                     Bay St. Louis      Hancock                MS        39520
  98     5804-5810 Breckenridge Parkway                       Tampa              Hillsborough           FL        33610
  99     8740 Calvine Road                                    Elk Grove          Sacramento             CA        95828
  100    6611 South Mopac Expressway                          Austin             Travis                 TX        78749
  101    3101 Harrison Avenue                                 South Lake Tahoe   El Dorado              CA        96150
  103    743-757 Washington Avenue and 224 & 226 8th Street   Miami Beach        Miami-Dade             FL        33139
  104    7060 East County Line Road                           Highlands Ranch    Douglas                CO        80126
  105    800 East Cypress Creek Road                          Fort Lauderdale    Broward                FL        33334
  107    950 East Commerce Drive                              St. George         Washington             UT        84790
  108    109 Old Chapin Road                                  Lexington          Lexington              SC        29072
  109    Route 9 and Boices Lane                              Ulster             Ulster                 NY        12401
  112    27090 Newport Road                                   Menifee            Riverside              CA        92584
  116    700 Salem Road                                       Etters             York                   PA        17319
  117    3301 Lancaster Pike                                  Wilmington         New Castle             DE        19805
  119    9960 Cedar Avenue                                    Bloomington        San Bernardino         CA        92316
  121    19825 International Boulevard South                  Seatac             King                   WA        98660
  122    1001 Clubhouse Drive                                 Donegal            Westmoreland           PA        15628
  123    3230 Southwest Avalon Way                            Seattle            King                   WA        98126
  124    18455 West State Highway 105                         Montgomery         Montgomery             TX        77356
  126    1021 South 7th Avenue                                Phoenix            Maricopa               AZ        85007
  127    6936 Vesper Avenue                                   Van Nuys           Los Angeles            CA        91405
  128    1901-1923 East Fifth Street                          Vancouver          Clark                  WA        98660
  129    1542 East Los Angeles Avenue                         Simi Valley        Ventura                CA        93065
  130    8854 Spring Cypress Road                             Spring             Harris                 TX        77379
  131    17504 Northwest Highway                              Jersey Village     Harris                 TX        77065
  132    10200 Johnson Road                                   Phelan             San Bernardino         CA        92371
  133    601 W. West Street                                   Baltimore          Baltimore City         MD        21201
  134    3842-3850 Lamar Avenue                               Paris              Lamar                  TX        75462
  135    519 11th Street Southeast                            Washington         District of Columbia   DC        20003
  136    2638 Charlestown Road                                New Albany         Floyd                  IN        47150
  137    301 Haywood Road                                     Greenville         Greenville             SC        29607
  138    612 North Canal Boulevard                            Thibodaux          Lafourche              LA        70301
  139    420 Marion Drive                                     Wilmington         New Hanover            NC        28412
  140    995 North Boulder Court                              Post Falls         Kootenai               ID        83854
  141    1189 Smiley Avenue                                   Forest Park        Hamilton               OH        45240
  142    2801 & 2805 6th Avenue & 605 & 611 28th Street       Birmingham         Jefferson              AL        35203
  143    150 Texas Avenue                                     Round Rock         Williamson             TX        78664
  144    852 Vanderbilt Road                                  Connellsville      Fayette                PA        15425

         CUT-OFF DATE     ORIGINAL    MONTHLY P&I DEBT   ANNUAL P&I DEBT   INTEREST      PRIMARY          MASTER      SUB SERVICIN
LOAN #   BALANCE ($)    BALANCE ($)      SERVICE ($)       SERVICE ($)      RATE %    SERVICING FEE   SERVICING FEE     FEE RATE
----------------------------------------------------------------------------------------------------------------------------------

   4       84,675,000    84,675,000         433,229.05      5,198,748.60     6.0390           0.010           0.010
 4.01      27,340,666    27,340,666
 4.02      16,654,961    16,654,961
 4.03      15,033,681    15,033,681
 4.04      12,085,901    12,085,901
 4.05       8,548,564     8,548,564
 4.06       5,011,227     5,011,227
   6       63,600,000    63,600,000         310,044.70      3,720,536.40     5.7540           0.010           0.010
 6.01      11,600,000    11,600,000
 6.02       8,640,000     8,640,000
 6.03       8,400,000     8,400,000
 6.04       8,180,000     8,180,000
 6.05       7,200,000     7,200,000
 6.06       6,400,000     6,400,000
 6.07       5,120,000     5,120,000
 6.08       3,600,000     3,600,000
 6.09       2,720,000     2,720,000
  6.1       1,740,000     1,740,000
   9       42,100,000    42,100,000         215,078.38      2,580,940.56     6.0300           0.010           0.010
  12       37,000,000    37,000,000         218,987.22      2,627,846.64     5.8800           0.010           0.010
  13       33,750,000    33,750,000         167,387.81      2,008,653.72     5.8540           0.010           0.010
  14       33,425,000    33,425,000         198,983.66      2,387,803.92     5.9340           0.010           0.010
  15       32,000,000    32,000,000         164,835.56      1,978,026.72     6.0800                           0.010         0.0500
  16       29,280,000    29,280,000         148,343.87      1,780,126.44     5.9800           0.010           0.010
  19       22,800,000    22,800,000         105,082.67      1,260,992.04     5.4400           0.010           0.010
  21       21,500,000    21,500,000          99,409.88      1,192,918.56     5.4575           0.010           0.010
  26       18,000,000    18,000,000          89,060.00      1,068,720.00     5.8400           0.010           0.010
 26.01      3,095,000     3,095,000
 26.02      1,855,000     1,855,000
 26.03      1,805,000     1,805,000
 26.04      1,795,000     1,795,000
 26.05      1,700,000     1,700,000
 26.06      1,700,000     1,700,000
 26.07      1,505,000     1,505,000
 26.08      1,200,000     1,200,000
 26.09        925,000       925,000
 26.1         875,000       875,000
 26.11        820,000       820,000
 26.12        725,000       725,000
  28       17,000,000    17,000,000          93,979.95      1,127,759.40     5.2600           0.010           0.010
  29       16,500,000    16,500,000          95,870.66      1,150,447.92     5.7100           0.010           0.010
  31       15,800,000    15,800,000          89,761.28      1,077,135.36     5.9690           0.010           0.010
  41       11,985,771    12,000,000          80,052.78        960,633.36     6.3700           0.010           0.010
  45       10,816,000    10,816,000          64,222.87        770,674.44     5.9100           0.010           0.010
  47       10,490,403    10,500,000          60,410.78        724,929.36     5.6200           0.010           0.010
  48       10,477,346    10,500,000          63,087.88        757,054.56     6.0200           0.010           0.010
  49       10,152,000    10,152,000          46,591.62        559,099.44     5.4170           0.010           0.010
  50       10,000,000    10,000,000          58,211.26        698,535.12     5.7270           0.010           0.010
  52        9,600,000     9,600,000          55,475.34        665,704.08     5.6600           0.010           0.010
  54        9,400,000     9,400,000          54,082.03        648,984.36     5.6200           0.010           0.010
  57        8,875,180     8,880,000          50,394.53        604,734.36     5.9600           0.010           0.010
  58        8,780,921     8,800,000          52,703.88        632,446.56     5.9900           0.010           0.010
  60        8,385,000     8,385,000          41,131.92        493,583.04     5.7900           0.010           0.010
  61        8,225,316     8,250,000          54,015.47        648,185.64     6.1700           0.010           0.010
  63        7,973,162     8,000,000          44,972.41        539,668.92     5.4100           0.010           0.010
  65        7,910,000     7,910,000          47,170.47        566,045.64     5.9500           0.010           0.010
  70        7,477,346     7,500,000          48,782.10        585,385.20     6.1000           0.010           0.010
  72        7,000,000     7,000,000          41,820.14        501,841.68     5.9670           0.010           0.010
  74        6,991,081     7,000,000          36,653.25        439,839.00     5.6150           0.010           0.010
            6,982,907     7,000,000          52,717.62        632,611.44     5.9100           0.010           0.010
  75        3,840,599     3,850,000          28,994.69        347,936.28     5.9100           0.010           0.010
  76        3,142,308     3,150,000          23,722.93        284,675.16     5.9100           0.010           0.010
  77        6,680,000     6,680,000          33,752.93        405,035.16     5.9640           0.010           0.010
  78        6,584,998     6,600,000          38,306.43        459,677.16     5.7000           0.010           0.010
  81        5,994,433     6,000,000          34,293.55        411,522.60     5.5600           0.010           0.010
  88        5,350,000     5,350,000          31,904.17        382,850.04     5.9500           0.010           0.010
  90        5,000,000     5,000,000          29,337.65        352,051.80     5.8000           0.010           0.010
  97        4,580,000     4,580,000          21,768.36        261,220.32     5.6100           0.010           0.010
  98        4,529,000     4,529,000          27,533.33        330,399.96     6.1300           0.010           0.010
  99        4,520,000     4,520,000          26,225.51        314,706.12     5.6970           0.010           0.010
  100       4,200,000     4,200,000          24,323.61        291,883.32     5.6800           0.010           0.010
  101       4,096,575     4,100,000          24,502.55        294,030.60     5.9700           0.010           0.010
  103       4,000,000     4,000,000          23,342.91        280,114.92     5.7500           0.010           0.010
  104       4,000,000     4,000,000          23,284.50        279,414.00     5.7270           0.010           0.010
  105       4,000,000     4,000,000          22,963.16        275,557.92     5.6000           0.010           0.010
  107       3,992,043     4,000,000          28,726.51        344,718.12     6.0300           0.010           0.010
  108       3,991,519     4,000,000          24,309.60        291,715.20     6.1270           0.010           0.010
  109       3,991,398     4,000,000          24,084.98        289,019.76     6.0400           0.010           0.010
  112       3,791,234     3,800,000          21,838.97        262,067.64     5.6100           0.010           0.010
  116       3,197,031     3,200,000          18,289.89        219,478.68     5.5600           0.010           0.010
  117       3,189,878     3,200,000          20,150.75        241,809.00     5.7600           0.010           0.010
  119       3,092,990     3,100,000          17,076.33        204,915.96     5.7100           0.010           0.010         0.0500
  121       2,993,410     3,000,000          17,813.30        213,759.60     5.9100           0.010           0.010
  122       2,960,000     2,960,000          18,129.08        217,548.96     6.2000           0.010           0.010
  123       2,698,351     2,700,000          14,703.48        176,441.76     5.6150           0.010           0.010
  124       2,697,673     2,700,000          15,928.41        191,140.92     5.8500           0.010           0.010         0.0500
  126       2,348,133     2,350,000          14,332.08        171,984.96     6.1600           0.010           0.010
  127       2,315,000     2,315,000          11,454.11        137,449.32     5.8400           0.010           0.010
  128       2,198,118     2,200,000          13,020.86        156,250.32     5.8800           0.010           0.010         0.0500
  129       1,900,000     1,900,000          11,354.84        136,258.08     5.9700           0.010           0.010
  130       1,900,000     1,900,000          11,112.04        133,344.48     5.7700           0.010           0.010
  131       1,835,000     1,835,000          11,060.81        132,729.72     6.0500           0.010           0.010         0.0500
  132       1,748,488     1,750,000          10,312.80        123,753.60     5.8400           0.010           0.010
  133       1,728,567     1,750,000          19,649.02        235,788.24     6.2500           0.010           0.010
  134       1,715,000     1,715,000          10,326.44        123,917.28     6.0400           0.010           0.010
  135       1,571,684     1,575,000           9,615.75        115,389.00     6.1700           0.010           0.010
  136       1,493,245     1,500,000          10,755.12        129,061.44     6.0100           0.010           0.010
  137       1,398,924     1,400,000           8,647.38        103,768.56     6.2800           0.010           0.010
  138       1,347,097     1,350,000           8,128.68         97,544.16     6.0400           0.010           0.010         0.0500
  139       1,299,022     1,300,000           8,097.56         97,170.72     6.3600           0.010           0.010
  140       1,199,024     1,200,000           7,248.70         86,984.40     6.0700           0.010           0.010
  141       1,060,000     1,060,000           6,457.82         77,493.84     6.1500           0.010           0.010
  142       1,024,192     1,025,000           6,271.16         75,253.92     6.1900           0.010           0.010
  143         795,033       800,000           5,511.78         66,141.36     7.3500           0.010           0.010
  144         775,000       775,000           4,776.85         57,322.20     6.2600           0.010           0.010

           NET                             MONTHLY
         MORTGAGE                          PAYMENT               MATURITY/   AMORT
LOAN #    RATE %    ACCRUAL TYPE   TERM     DATE     REM. TERM    ARD DATE   TERM    REM. AMORT   TITLE TYPE          ARD LOAN
------------------------------------------------------------------------------------------------------------------------------

   4      6.01810   Actual/360       60       8         58        2/8/2012     0         0        Fee
 4.01                                                                                             Fee
 4.02                                                                                             Fee
 4.03                                                                                             Fee
 4.04                                                                                             Fee
 4.05                                                                                             Fee
 4.06                                                                                             Fee
   6      5.73310   Actual/360      120       8         119       3/8/2017     0         0        Fee
 6.01                                                                                             Fee
 6.02                                                                                             Fee
 6.03                                                                                             Fee
 6.04                                                                                             Fee
 6.05                                                                                             Fee
 6.06                                                                                             Fee
 6.07                                                                                             Fee
 6.08                                                                                             Fee
 6.09                                                                                             Fee
  6.1                                                                                             Fee
   9      6.00910   Actual/360       60       8         58        2/8/2012     0         0        Fee
  12      5.85910   Actual/360      120       8         119       3/8/2017    360       360       Fee
  13      5.83310   Actual/360       60       8         58        2/8/2012     0         0        Fee
  14      5.91310   Actual/360      120       8         119       3/8/2017    360       360       Fee
  15      6.01910   Actual/360      120       8         118       2/8/2017     0         0        Fee
  16      5.95910   Actual/360       60       8         59        3/8/2012     0         0        Fee
  19      5.41910   Actual/360      120       8         119       3/8/2017     0         0        Fee
  21      5.43660   Actual/360      120       8         118       2/8/2017     0         0        Fee
  26      5.81910   Actual/360       60       8         59        3/8/2012     0         0        Various
 26.01                                                                                            Fee
 26.02                                                                                            Fee
 26.03                                                                                            Fee
 26.04                                                                                            Fee
 26.05                                                                                            Fee
 26.06                                                                                            Fee
 26.07                                                                                            Fee
 26.08                                                                                            Fee
 26.09                                                                                            Fee
 26.1                                                                                             Fee
 26.11                                                                                            Leasehold
 26.12                                                                                            Fee
  28      5.23910   Actual/360      120       8         119       3/8/2017    360       360       Fee
  29      5.68910   Actual/360      120       8         120       4/8/2017    360       360       Fee
  31      5.94810   Actual/360      120       8         119       3/8/2017    420       420       Fee
  41      6.34910   Actual/360      120       8         119       3/8/2017    300       299       Fee
  45      5.88910   Actual/360      120       8         120       4/8/2017    360       360       Fee
  47      5.59910   Actual/360      120       8         119       3/8/2017    360       359       Fee
  48      5.99910   Actual/360      120       8         118       2/8/2017    360       358       Fee
  49      5.39610   Actual/360      120       8         119       3/8/2017     0         0        Fee
  50      5.70610   Actual/360      120       8         118       2/8/2017    360       360       Fee
  52      5.63910   Actual/360      120       8         117       1/8/2017    360       360       Fee
  54      5.59910   Actual/360      120       8         119       3/8/2017    360       360       Fee
  57      5.93910   Actual/360      120       8         119       3/8/2017    420       419       Fee
  58      5.96910   Actual/360      120       8         118       2/8/2017    360       358       Fee
  60      5.76910   Actual/360      120       8         120       4/8/2017     0         0        Fee
  61      6.14910   Actual/360      120       8         118       2/8/2017    300       298       Fee
  63      5.38910   Actual/360      120       8         117       1/8/2017    360       357       Leasehold
  65      5.92910   Actual/360      120       8         119       3/8/2017    360       360       Fee
  70      6.07910   Actual/360      120       8         118       2/8/2017    300       298       Fee
  72      5.94610   Actual/360      120       8         119       3/8/2017    360       360       Fee
  74      5.59410   Actual/360      120       8         118       2/8/2017    480       478       Fee                 Yes
          0.00000   Actual/360      120       8         119       3/8/2017    216       215       Fee
  75      5.88910   Actual/360      120       8         119       3/8/2017    216       215       Fee
  76      5.88910   Actual/360      120       8         119       3/8/2017    216       215       Fee
  77      5.94310   Actual/360      120       8         119       3/8/2017     0         0        Fee
  78      5.67910   Actual/360      120       8         118       2/8/2017    360       358       Fee
  81      5.53910   Actual/360      120       8         119       3/8/2017    360       359       Fee
  88      5.92910   Actual/360      120       8         119       3/8/2017    360       360       Fee
  90      5.77910   Actual/360      120       8         119       3/8/2017    360       360       Fee
  97      5.58910   Actual/360      120       8         118       2/8/2017     0         0        Leasehold
  98      6.10910   Actual/360      120       8         118       2/8/2017    360       360       Fee
  99      5.67610   Actual/360      120       8         118       2/8/2017    360       360       Fee
  100     5.65910   Actual/360      120       8         118       2/8/2017    360       360       Fee
  101     5.94910   Actual/360      120       8         119       3/8/2017    360       359       Fee
  103     5.72910   Actual/360      120       8         119       3/8/2017    360       360       Fee
  104     5.70610   Actual/360      120       8         119       3/8/2017    360       360       Fee
  105     5.57910   Actual/360      120       8         119       3/8/2017    360       360       Fee
  107     6.00910   Actual/360      120       8         119       3/8/2017    240       239       Fee
  108     6.10610   Actual/360      120       8         118       2/8/2017    360       358       Fee
  109     6.01910   Actual/360      120       8         118       2/8/2017    360       358       Fee
  112     5.58910   Actual/360      120       8         118       2/8/2017    360       358       Fee
  116     5.53910   Actual/360      120       8         119       3/8/2017    360       359       Fee
  117     5.73910   Actual/360      120       8         118       2/8/2017    300       298       Fee
  119     5.63910   Actual/360      120       8         117       1/8/2017    420       417       Fee
  121     5.88910   Actual/360      120       8         118       2/8/2017    360       358       Fee
  122     6.17910   Actual/360       60       8         56       12/8/2011    360       360       Fee
  123     5.59410   Actual/360      120       8         119       3/8/2017    420       419       Fee
  124     5.77910   Actual/360      120       8         119       3/8/2017    360       359       Fee
  126     6.13910   Actual/360      120       8         119       3/8/2017    360       359       Fee and Leasehold
  127     5.81910   Actual/360      120       8         118       2/8/2017     0         0        Fee
  128     5.80910   Actual/360      120       8         119       3/8/2017    360       359       Fee
  129     5.94910   Actual/360      120       8         119       3/8/2017    360       360       Fee
  130     5.74910   Actual/360      120       8         118       2/8/2017    360       360       Fee
  131     5.97910   Actual/360      120       8         118       2/8/2017    360       360       Fee
  132     5.81910   Actual/360      120       8         119       3/8/2017    360       359       Fee
  133     6.22910   Actual/360       60       8         58        2/8/2012    120       118       Fee
  134     6.01910   Actual/360      120       8         118       2/8/2017    360       360       Fee
  135     6.14910   Actual/360      120       8         118       2/8/2017    360       358       Fee
  136     5.98910   Actual/360      120       8         118       2/8/2017    240       238       Fee
  137     6.25910   Actual/360      120       8         119       3/8/2017    360       359       Fee
  138     5.96910   Actual/360      120       8         118       2/8/2017    360       358       Fee
  139     6.33910   Actual/360      120       8         119       3/8/2017    360       359       Fee
  140     6.04910   Actual/360      120       8         119       3/8/2017    360       359       Fee
  141     6.12910   Actual/360      120       8         118       2/8/2017    360       360       Fee
  142     6.16910   Actual/360      120       8         119       3/8/2017    360       359       Fee
  143     7.32910   Actual/360      180       1         171       7/1/2021    360       351       Fee                 Hybrid
  144     6.23910   Actual/360      120       8         119       3/8/2017    360       360       Fee

                                        ARD                                   ENVIRONMENTAL     CROSS     CROSS
LOAN #                                STEP UP                                   INSURANCE     DEFAULTED   COLLATERALIZED
------------------------------------------------------------------------------------------------------------------------

   4                                                                                No
 4.01                                                                               No
 4.02                                                                               No
 4.03                                                                               No
 4.04                                                                               No
 4.05                                                                               No
 4.06                                                                               No
   6                                                                                No
 6.01                                                                               No
 6.02                                                                               No
 6.03                                                                               No
 6.04                                                                               No
 6.05                                                                               No
 6.06                                                                               No
 6.07                                                                               No
 6.08                                                                               No
 6.09                                                                               No
  6.1                                                                               No
   9                                                                                No
  12                                                                                No
  13                                                                                No
  14                                                                                No
  15                                                                                No
  16                                                                                No
  19                                                                                No
  21                                                                                No
  26                                                                                No
 26.01                                                                              No
 26.02                                                                              No
 26.03                                                                              No
 26.04                                                                              No
 26.05                                                                              No
 26.06                                                                              No
 26.07                                                                              No
 26.08                                                                              No
 26.09                                                                              No
 26.1                                                                               No
 26.11                                                                              No
 26.12                                                                              No
  28                                                                                No
  29                                                                                No
  31                                                                                No
  41                                                                                No
  45                                                                                No
  47                                                                                No
  48                                                                                No
  49                                                                                No
  50                                                                                No
  52                                                                                No
  54                                                                                No
  57                                                                                No
  58                                                                                No
  60                                                                                No
  61                                                                                No
  63                                                                                No
  65                                                                                No
  70                                                                                No
  72                                                                                No
  74     Greater of (i) sum of 10-year Treasury plus 6.08% and (ii) 10.615%         No
                                                                                    No           Yes           Yes
  75                                                                                No           Yes           Yes
  76                                                                                No           Yes           Yes
  77                                                                                No
  78                                                                                No
  81                                                                                No
  88                                                                                No
  90                                                                                No
  97                                                                                No
  98                                                                                No
  99                                                                                No
  100                                                                               No
  101                                                                               No
  103                                                                               No
  104                                                                               No
  105                                                                               No
  107                                                                               No
  108                                                                               No
  109                                                                               No
  112                                                                               No
  116                                                                               No
  117                                                                               No
  119                                                                               No
  121                                                                               No
  122                                                                               No
  123                                                                               No
  124                                                                               No
  126                                                                               No
  127                                                                               No
  128                                                                               No
  129                                                                               No
  130                                                                               No
  131                                                                               No
  132                                                                               No
  133                                                                               No
  134                                                                               No
  135                                                                               No
  136                                                                               No
  137                                                                               No
  138                                                                               No
  139                                                                               No
  140                                                                               No
  141                                                                               No
  142                                                                               No
  143                                                                               No
  144                                                                               No

          PARTIAL                                                                UPFRONT        UPFRONT       UPFRONT
         DEFEASANCE   LETTER OF               LOCKBOX               HOLDBACK   ENGINEERING       CAPEX         TI/LC
LOAN #    ALLOWED       CREDIT                 TYPE                  AMOUNT    RESERVE ($)    RESERVE ($)   RESERVE ($)
-----------------------------------------------------------------------------------------------------------------------

   4        Yes                   Hard                                             500,000                      500,000
 4.01
 4.02
 4.03
 4.04
 4.05
 4.06
   6        Yes                                                                     70,125
 6.01
 6.02
 6.03
 6.04
 6.05
 6.06
 6.07
 6.08
 6.09
  6.1
   9                  Yes         Hard
  12                              Hard
  13                              Hard                                                            312,500       250,000
  14                              Hard                                                                          500,000
  15
  16                              Soft                                                          3,000,000
  19                                                                                              500,000
  21
  26        Yes                   Hard                                               8,250
 26.01
 26.02
 26.03
 26.04
 26.05
 26.06
 26.07
 26.08
 26.09
 26.1
 26.11
 26.12
  28                              Soft at Closing, Springing Hard
  29                                                                                 2,000            600       200,000
  31                              Hard
  41
  45                              Hard                                              27,306
  47                              None at Closing, Springing Hard
  48                              Hard
  49                                                                                21,625         13,000        96,000
  50                              Hard
  52
  54                                                                                               90,000
  57                              Hard
  58                              Hard
  60                              Hard
  61
  63                              None at Closing, Springing Hard
  65
  70                              None at Closing, Springing Hard                                  28,641
  72
  74                              Hard
            Yes                   Various
  75        Yes
  76        Yes                   Hard
  77
  78
  81                                                                                 4,125
  88                                                                               166,125
  90                              Hard
  97                              Hard
  98                              Hard                                                              6,250
  99
  100
  101                                                                                3,750
  103
  104                             Hard                                                            345,000
  105                             None at Closing, Springing Hard
  107                             Hard
  108                                                                                                            30,000
  109                                                                               38,750
  112
  116
  117
  119
  121
  122                                                                                5,000
  123
  124
  126                                                                                4,500         40,249       150,000
  127
  128
  129
  130
  131
  132
  133
  134
  135
  136
  137                                                                               12,250
  138
  139
  140
  141                             Hard
  142
  143
  144                             Hard

           UPFRONT       UPFRONT       UPFRONT       MONTHLY         MONTHLY         MONTHLY         MONTHLY         MONTHLY
            RE TAX         INS.         OTHER         CAPEX           CAPEX           TI/LC           TI/LC           RE TAX
LOAN #   RESERVE ($)   RESERVE ($)   RESERVE ($)   RESERVE ($)   RESERVE CAP ($)   RESERVE ($)   RESERVE CAP ($)   RESERVE ($)
------------------------------------------------------------------------------------------------------------------------------

   4          56,235        30,912     2,870,041        10,684                                                          56,235
 4.01
 4.02
 4.03
 4.04
 4.05
 4.06
   6         168,781        20,554                       4,101           147,640        16,404           590,559        36,023
 6.01
 6.02
 6.03
 6.04
 6.05
 6.06
 6.07
 6.08
 6.09
  6.1
   9                        56,986                                                                                      36,935
  12         142,412         9,764     2,045,496                                                                        28,482
  13          58,450         9,296                      32,944                                                          58,450
  14          51,323         6,217     3,725,616         2,018                                                          51,323
  15                        21,144       210,000         3,000                                                          11,933
  16         200,000                                                                                                    51,631
  19                         3,574                                                                                      36,055
  21         150,000                     125,000                                                                        49,337
  26          30,500        14,000                       1,278                          10,105           363,762        21,187
 26.01
 26.02
 26.03
 26.04
 26.05
 26.06
 26.07
 26.08
 26.09
 26.1
 26.11
 26.12
  28         266,585                                     1,275                                                          66,647
  29          39,630           875                         600                                           200,000        13,210
  31          63,128         5,247       177,584         2,404                           8,012           288,423        31,564
  41         143,675         2,060     1,665,000         1,293
  45           8,275         3,621                         921                           1,624                           8,275
  47                                                       658                           2,468           300,000
  48          17,738         9,690                      11,257                                                           2,217
  49                         1,250                         370            13,000         2,612            96,000        14,425
  50                                                     4,071                                                          10,453
  52          10,606         1,604                       2,000            48,000                                         9,442
  54          32,660        15,408                       6,250                                                           6,532
  57                                      55,000           413
  58          38,773        19,807     2,000,000         7,503           362,000
  60
  61          21,753                                     9,027                                                          10,877
  63          47,383                                                                                                    15,794
  65          53,819        21,000         4,963         3,500           128,537                                         5,382
  70          40,951        19,378                      14,320                                                          13,650
  72           7,279         1,620       500,000           413            14,873                                         3,639
  74
              25,000                                     7,892                                                           8,187
  75          12,500                                     4,301                                                           4,136
  76          12,500                                     3,591                                                           4,052
  77           8,788         2,108                         890            21,360                                         2,929
  78                                      78,244
  81          24,585         2,412                         996                                                           8,195
  88          41,370        23,625         4,002         3,000           110,174                                         4,137
  90
  97                                     418,837
  98          20,948        44,381       350,000         1,588                                                           6,983
  99          30,017         1,327                         668            24,038                                         4,723
  100         11,337           609                         111                             555                           5,669
  101          4,420         4,140                         491                           1,513                           4,420
  103         31,979         6,279                                                                                      10,660
  104         17,098         2,805                                                                                       6,052
  105         30,496         4,643                         375             9,000         2,083            50,000         6,099
  107                          486                         361            12,989         1,935
  108         11,990         8,541                         366            21,974           855            80,000         3,997
  109         44,911        12,278       625,000         1,128                           2,633                          14,970
  112          6,595         5,021                         729            25,000                                         3,298
  116         10,718         3,559                         896                                                           3,573
  117         25,436                                                                                                     4,239
  119          6,003         1,030                         149                             743            25,000         1,201
  121         14,782           342                         566                                                           3,696
  122         10,589         2,190                                                                                       2,647
  123         17,444        13,298                         750                                                           2,907
  124          6,084         5,977                         489                                                           2,028
  126          3,100         3,034       310,000           418                                                           3,100
  127          4,130         5,103                                                                                       4,130
  128         14,353         3,860                                                                                       1,868
  129          1,400         1,309                         160             9,600           533            31,955         1,400
  130          4,431         3,177        52,500           103                             711            25,590         2,215
  131          1,096           669       250,000            98                             390            25,000           548
  132          6,690         2,221                                                                                       1,115
  133         11,407           714                                                                                       1,426
  134         15,525         1,505       120,000           200             7,200           667            24,000         5,175
  135          5,076           595                         150                             280                           2,538
  136          9,256         5,403                         746            17,914                                         1,851
  137                                                      270
  138          7,061           780        10,400            41                             206                           2,354
  139          1,238           833                         217                                                             619
  140          7,126         1,670                         616                                                           1,781
  141
  142          3,272         2,862                         262                             654                             818
  143         16,053           639                                                                                       1,605
  144

           MONTHLY       MONTHLY
             INS.         OTHER       GRACE       GRACE
LOAN #   RESERVE ($)   RESERVE ($)   TO LATE   TO DEFAULT
---------------------------------------------------------

   4          30,912                      0             0
 4.01
 4.02
 4.03
 4.04
 4.05
 4.06
   6          10,277                      0             0
 6.01
 6.02
 6.03
 6.04
 6.05
 6.06
 6.07
 6.08
 6.09
  6.1
   9           8,689                      0             0
  12           4,882                      0             0
  13           4,648                      0             0
  14           6,217                     10             0
  15           6,467                      0             0
  16                                      0             0
  19           3,574                      0             0
  21           2,930                      0             0
  26           2,664                      0             0
 26.01
 26.02
 26.03
 26.04
 26.05
 26.06
 26.07
 26.08
 26.09
 26.1
 26.11
 26.12
  28                                      0             0
  29             875                      0             0
  31           2,623                      0             0
  41           1,030                      0             0
  45           1,811                      0             0
  47                                      0             0
  48           2,423                      0             0
  49           1,250                      0             0
  50                                      0             0
  52           1,604                      0             0
  54           7,704                      0             0
  57                                      0             0
  58           2,201                      0             0
  60                                      0             0
  61                                      0             0
  63           1,557                      0             0
  65           3,500                      0             0
  70           6,459                      0             0
  72             540                      0             0
  74                                      0             0
               3,437                      0             0
  75           1,842                      0             0
  76           1,595                      0             0
  77             422                      0             0
  78                                      0             0
  81             804                      0             0
  88           2,625                      0             0
  90                                      0             0
  97                                      0             0
  98                                      0             0
  99             663                      0             0
  100            305                      0             0
  101          2,070                      0             0
  103          2,093                      0             0
  104            935                      0             0
  105          1,548                      0             0
  107            243                      0             0
  108            712                      0             0
  109          1,364                      0             0
  112            717                      0             0
  116          1,186                      0             0
  117                                     0             0
  119            515                      0             0
  121            165                      0             0
  122          1,095                      0             0
  123          1,108                      5             0
  124            996                      0             0
  126            233                      0             0
  127            510                      0             0
  128            483                      0             0
  129            276                      0             0
  130            318                     10             0
  131            335                      0             0
  132            317                      0             0
  133            357                      0             0
  134            502                     10             0
  135            297                      0             0
  136            416                      0             0
  137                                     0             0
  138            390                      0             0
  139             83                      0             0
  140            418                      0             0
  141                                     0             0
  142            318                      0             0
  143            319                     10            30
  144                                     0             0